UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Vericel Corporation
(Name of Registrant as Specified In Its Charter)

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VERICEL CORPORATION

SUPPLEMENT TO PROXY STATEMENT DATED MARCH 20, 2020

for the

Annual Meeting of Shareholders

To Be Held on April 29, 2020

To the Shareholders of

VERICEL CORPORATION:

Purpose of Supplement

Vericel Corporation (the “Company”) is furnishing this supplement to its proxy statement in connection with the Company’s Annual Meeting of Shareholders to be held on April 29, 2020 (the “Annual Meeting”), to provide additional information concerning a change in the location of the Annual Meeting.

On April 10, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change of Location of Annual Meeting supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission on March 20, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is first being distributed to shareholders on or about April 10, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Vericel Corporation 64 Sidney Street Cambridge, MA 02139 T 617 588-5555 F 617 588-5554 www.vcel.com

Vericel Announces Change to a Virtual Meeting Format For 2020 Annual Meeting of Shareholders

CAMBRIDGE, Mass., April 10, 2020 (GLOBE NEWSWIRE) — Vericel Corporation (NASDAQ:VCEL), a leader in advanced therapies for the sports medicine and severe burn care markets, today announced that as a result of the COVID-19 pandemic, to support the health and well-being of our employees and shareholders, and to comply with state stay-at-home orders, including the Commonwealth of Massachusetts’ Executive Order prohibiting gatherings of more than ten people, its Board of Directors has approved a change in location of its 2020 Annual Meeting of Shareholders to a virtual-only shareholders meeting instead of an in-person meeting. As previously announced, the Annual Meeting will be held on Wednesday, April 29, 2020 at 9:00 a.m. local time (Eastern Daylight Time). Shareholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, shareholders are entitled to participate in the Annual Meeting if they were a shareholder of record at the close of business on March 5, 2020.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/VCEL2020 shareholders must enter the control number found on the proxy card, voting instruction form or notice they previously received. Shareholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Whether or not they plan to attend the Annual Meeting, shareholders are urged to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format, but should continue to be used by shareholders to vote shares in connection with the Annual Meeting.

About Vericel Corporation

Vericel is a leader in advanced therapies for the sports medicine and severe burn care markets. The company markets two cell therapy products in the United States. MACI® (autologous cultured chondrocytes on porcine collagen membrane) is an autologous cellularized scaffold product indicated for the repair of symptomatic, single or multiple full-thickness cartilage defects of the knee with or without bone involvement in adults. Epicel® (cultured epidermal autografts) is a permanent skin replacement for the treatment of patients with deep dermal or full-thickness burns greater than or equal to 30% of total body surface area. The company also holds an exclusive license for North American commercial rights to NexoBrid®, a registration-stage biological orphan product for debridement of severe thermal burns. For more information, please visit the company’s website at www.vcel.com.

Epicel® and MACI® are registered trademarks of Vericel Corporation. NexoBrid® is a registered trademark of MediWound Ltd. and is used under license to Vericel Corporation. © 2020 Vericel Corporation. All rights reserved.

Global Media Contacts:

David Schull

Russo Partners LLC

David.schull@russopartnersllc.com

+1 212-845-4271 (office)

+1 858-717-2310 (mobile)

Investor Contacts:

Lee Stern

Solebury Trout

lstern@troutgroup.com

+1 (646) 378-2922

VERICEL CORPORATION

64 Sidney Street

Cambridge, Massachusetts 02139

NOTICE OF CHANGE TO A VIRTUAL MEETING FORMAT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 29, 2020

TO THE SHAREHOLDERS OF VERICEL CORPORATION:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19), to support the health and well-being of our employees and shareholders, and to comply with state stay-at-home orders, including the Commonwealth of Massachusetts’ Executive Order prohibiting gatherings of more than ten people, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of Vericel Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, April 29, 2020 at 9:00 a.m. local time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 5, 2020, the record date, or obtained a signed proxy from the record holder (broker or other nominee) giving you the right to vote such shares. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/VCEL2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By order of the Board of Directors,

SEAN C. FLYNN Corporate Secretary Cambridge, Massachusetts April 10, 2020

The Annual Meeting on April 29, 2020 at 9:00 a.m. local time will be accessible at www.virtualshareholdermeeting.com/VCEL2020.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

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